                              STORAGE TRUST REALTY
                           1994 SHARE INCENTIVE PLAN
                 (formerly known as the 1994 Share Option Plan)
                 ----------------------------------------------
              (As Amended and Restated, Effective February 4, 1997)


                                  ARTICLE 1.

                      BACKGROUND AND PURPOSE OF THE PLAN

     1.1.  Background. Storage Trust Realty, a Maryland real estate investment
           ----------
trust (the "REIT"), is the general partner of Storage Trust Properties, L.P. (the "Partnership"), a Delaware limited partnership. The Partnership owns all of the preferred stock of Storage Realty Management Co., a Delaware corporation (the "Management Company"). The REIT, the Partnership and the Management Company are each referred to individually as an "Affiliated Company," and collectively as the "Affiliated Companies."

     1.2.  Purpose and Effective Date.  The Storage Trust Realty 1994 Share
           --------------------------
Option Plan was adopted in November 1994 to enable each of the Affiliated Companies to attract, retain and motivate individuals to perform services as directors, officers, employees and/or otherwise by providing for or increasing the opportunity for such individuals to share in the growth and success of the Affiliated Companies through proprietary interests in the REIT and/or the Partnership. Effective as of February 4, 1997 (the "Effective Date"), the Plan has been renamed the "Storage Trust Realty 1994 Share Incentive Plan," and amended and restated as set forth herein, subject to the approval of the REIT's shareholders.

                              ARTICLE 2.

                       DEFINITIONS AND CONSTRUCTION

      2.1.  Definitions.  In addition to the terms defined elsewhere in the
            -----------
Plan, capitalized terms shall have the following meanings:

      (a)      "Award" means the award of Options, Shares, Units or DERs.

      (b)      "Code" means the Internal Revenue Code of 1986, as amended.

      (c) "Committees" means the REIT Committee and the Management Company Committee (individually, each referred to as a "Committee").

      (d) "Conversion Right" means the right described in Section 4.2(e)(1) of the Agreement of Limited Partnership of Storage Trust Properties, L.P., as amended, providing for the exchange of Units for Shares.

      (e) "DER" means a Dividend Equivalent Right awarded with respect to a Share Option or a Distribution Equivalent Right awarded with respect to a Unit Option, as described in Article 7.

      (f) "Employer" means the Affiliated Company for whom an individual provides or is expected to provide services as an employee or otherwise, and for which services the individual is granted an Award under the Plan.

      (g) "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

      (h) "Management Company Committee" means the Board of Directors of the Management Company, or a committee appointed by the Board of Directors for the purpose of granting Unit Options and Unit Awards under the Plan (including related DERs), and exercising certain administrative responsibilities with respect thereto, composed of two or more members of the Board of Directors of the Management Company.

      (i) "Non-employee Trustee" means a member of the Board of Trustees of the Independent REIT who is not an employee of the REIT and who also is an "Independent Trustee" as defined in the REIT's Declaration of Trust.

      (j) "Options" means Share Options and/or Unit Options. All Options under the Plan shall be nonqualified options that are not intended to satisfy section 422 of the Code.

      (k) "Participant" means an individual who has been granted an Award under the Plan.

      (l) "Plan" means the Storage Trust Realty 1994 Share Incentive Plan, as set forth herein and as from time to time amended.

      (m) "REIT Committee" means a committee appointed by the Board of Trustees of the REIT for the purpose of granting Awards under the Plan and administering the Plan, composed of two or more Trustees, at least a majority of whom are "Independent Trustees" as defined in the REIT's Declaration of Trust, and each of whom is a "non-employee director" within the meaning of Rule 16b-3.

      (n) "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Exchange Act.

      (o) "Share Award" means the award of a Share or the right to receive a Share (a "phantom share"), subject to the; restrictions, if any, established by the REIT Committee.

      (p)      "Share Option" means a right granted under the Plan to purchase
Shares.

      (q) "Shares" means common shares of beneficial interest, $0.01 par value per share, of the REIT.

      (r)      "Trustee" means a member of the Board of Trustees of the REIT.

      (s) "Unit Award" means the award of a Unit or the right to receive a Unit (a "phantom unit"), subject to the restrictions, if any, established by the applicable Committee.

      (t) "Unit Option" means a right granted under the Plan to purchase Units. Units purchased under a right granted under the Plan will represent limited partnership interests in the Partnership.

      (u) "Units" means units of limited partnership interest in the Partnership.

           2.2.  Construction.  Whenever the context so admits, the singular or
                 ------------
plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other.

                                     ARTICLE 3.
                                  ADMINISTRATION

           3.1.  Authority of Committees as to Discretionary Grants of Awards.
                 ------------------------------------------------------------

           (a) The REIT Committee shall have sole and exclusive authority to grant Awards to persons who, at the time of grant, perform services for the REIT and/or the Partnership, or who are officers, trustees, directors or other persons subject to Section 16(a) of the Exchange Act with respect to the REIT; provided, however, that in order to meet the performance-based compensation exception of Section 162(m)(4) of the Code (as amended by the Omnibus Budget Reconciliation Act of 1993), the REIT Committee may delegate its discretionary authority under this Section 3.1(a) or any other provision of the Plan to a subcommittee which consists solely of two or more "outside directors" within the meaning of Section 162(m)(4)(C) of the Code.

           (b) The Management Company Committee shall have sole and exclusive authority to grant Unit Options and Unit Awards to persons who, at the time of grant, perform services for the Management Company and are not officers, trustees, directors or other persons subject to Section 16(a) of the Exchange Act with respect to the REIT.

           3.2.  Authority of REIT Committee.  Subject to the provisions of the
                 ---------------------------
Plan, the REIT Committee shall have the following authority, powers, rights and duties in addition to those vested in it elsewhere in the Plan:

           (a) to maintain records regarding the granting and exercise of Awards made under the Plan and such other matters necessary for the orderly operation of the Plan;

           (b)   to interpret and construe the provisions of the Plan;

           (c) to grant Awards under the Plan to the class of persons described in Section 3.1(a), in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted) or as compensation or in lieu of current or deferred compensation (provided, however, that the Awards granted to any individual with respect to the services performed for a particular Affiliated Company, together with all other compensation amounts provided in connection with such individual's performance of services for such Affiliated Company, shall not, in total, exceed a reasonable amount of compensation as determined by the Board of Trustees (with respect to the REIT) or the board of directors or similar governing authority of any other Affiliated Company);

           (d) to determine the aggregate number of Shares or Units subject to any Award granted under the Plan during any specified time period subject to the limitations of Section 4.1 hereof;

           (e) to modify the terms of, cancel and reissue, or repurchase outstanding Awards granted by it;

           (f) to prescribe the form of agreements, certificates or other instruments evidencing Awards granted under the Plan;

           (g) to correct any defect or omission and reconcile any inconsistency in the Plan or in any grant of Awards made by it; and

           (h) to make all other determinations and take all other actions as it deems necessary or desirable for the overall implementation and administration of the Plan.


          3.3.  Authority of Management Company Committee.  Subject to the
                -----------------------------------------
provisions of the Plan, in exercising its authority to grant Unit Options and Unit Awards to the classes of persons described in Section 3.1(b), the Management Company

Committee shall grant Unit Options and Unit Awards in such amounts and subject to such restrictions, limitations and conditions as such Committee deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted) or as compensation or in lieu of current or deferred compensation (provided, however, that the Unit Options Unit Awards granted to any individual with respect to the services performed for the Management Company together with all other compensation amounts provided in connection with such individual's performance of services for the Management Company, shall not, in total, exceed a reasonable amount of compensation as determined by the board of directors of the Management Company). Prior to each granting of Unit Options or Unit Awards hereunder, the Management Company Committee shall advise the REIT Committee of the number of Units as to which it intends to grant Awards, and immediately after the grant of such Awards such Committee shall notify the REIT Committee of such grants and the principal terms thereof. For purposes of administering those Awards granted by the Management Company Committee in accordance with the terms of the Plan, such Committee shall have the following authority, powers, rights and duties in addition to those vested in it elsewhere in the Plan:

           (a) to modify the terms of, cancel and reissue, or repurchase any outstanding Unit Options or Unit Awards granted by it;

           (b) to correct any defect or omission and reconcile any inconsistency in any Unit Options or Unit Awards granted by it.

           3.4.  General Provisions.  Neither of the Committees shall have any
                 ------------------
authority, discretion or power to select the Non-employee Trustees who will receive Options or Share Awards under the Plan or to determine the timing, amount or exercise price of Shares underlying any Option granted under
Section 6.2 of this Plan to such Non-employee trustees. All actions of the Committees shall be taken by majority vote of its members or by unanimous written consent. The determination of each Committee on matters within its authority shall be final, conclusive and binding on the Affiliated Companies and all other persons. No member of any Committee shall be liable for any action or determination made with respect to the Plan.


                                   ARTICLE 4.

                       SHARES AND UNITS SUBJECT TO AWARD

           4.1.  Number of Shares and Units Subject to Award.  Subject to
                 -------------------------------------------
the adjustment provisions of Section 4.4, the aggregate number of

           (a)   Shares which may be subject to Share Options and Share
Awards, and

           (b)   Units which may be subject to Unit Options and Unit Awards,

shall equal 10% of the aggregate number of outstanding Shares and Units on the Effective Date, plus such additional amount as may be determined as of each subsequent January 1 (the "adjustment date"), so that the number of Shares and Units reserved under the Plan shall equal 10% of the aggregate number of outstanding Shares and Units on the adjustment date; provided, however, in the event that the number of outstanding Shares as of any adjustment date are less than the number of outstanding Shares on the Effective Date or any prior adjustment date, no adjustment shall be made to the number of Shares and Units
reserved for issuance on such adjustment date.   For purposes of calculating the
number of outstanding Shares and Units, securities of the REIT or Partnership that are not Shares or Units but are convertible presently or in the future into Shares or Units shall be deemed to be outstanding Shares or Units, as applicable, equal to the number of Shares or Units into which such securities are convertible. If, and to the extent, that Awards granted under the Plan terminate, expire or are cancelled for any reason without the issuance of Shares of Units, the Shares or Units reserved for issuance pursuant to the terminated, expired or cancelled Award (and any Shares reserved in connection with the Conversion Rights of the Units) shall again be available for the granting of Awards; provided that the granting and terms of such new Awards shall in all respects comply with the provisions of the Plan. Restricted Shares or Units awarded under the Plan and later forfeited pursuant to the Plan shall again become available for Awards under the Plan. No Awards of fractional Shares or fractional Units shall be granted or issued under the Plan.

           4.2.  Character of Shares.  Shares delivered upon the exercise
                 -------------------
of a Share Option or grant or vesting of a Share Award or in connection with Conversion Rights exercised as to Units received upon the exercise of a Unit Option or grant or vesting of a Unit Award may be acquired from authorized but unissued Shares or issued Shares held in the REIT's treasury, or both. Units delivered upon the exercise of a Unit Option or the grant or vesting of a Unit Award may be acquired from the Partnership without regard to whether the Partnership has previously set aside such Units for issuance under the Plan.

           4.3.  Reservation of Shares.  There shall be reserved by the
                 ---------------------
REIT at all times for sale under the Plan and for exchange pursuant to a Conversion Right for a Unit received upon the exercise of a Unit Option an aggregate number of Shares equal to the maximum number of Shares and Units which may be subject to the granting of Awards under Section 4.1.

           4.4.  Adjustment.  In the event that the REIT Committee shall
                 ----------
determine that any extraordinary dividend or other distribution (whether in the form of cash, Shares, Units, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares, Units or other securities, the issuance of warrants or other rights to purchase Shares, Units or other securities, or other similar corporate, trust or partnership transaction or event affects the Shares or Units with respect to which Awards have been or may be issued under the Plan, such that an adjustment is determined by the REIT Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the REIT Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares and Units that thereafter may be made the subject of Awards, (ii) the number and type of Shares and Units subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Award; provided, in each case, that the number of Shares or Units subject to any Award shall always be a whole number. Adjustments to Options granted pursuant to Section
6.2 shall be governed by Section 6.2.

           4.5.  Limitation on Grant of Awards.  Notwithstanding any
                 -----------------------------
provision of the Plan to the contrary, in no event shall an Award be granted under the Plan if the granting of such Award may, in the determination of the REIT Committee, cause the REIT to lose its status as a real estate investment trust under section 856 of the Code (including sections 856(a)(6) and 856(h) thereof) and applicable regulations thereunder.


                                ARTICLE 5.

                     INDIVIDUALS ELIGIBLE FOR AWARDS

           5.1.  Employees and Service Providers.  Subject to Sections
                 -------------------------------
6.2 and 8.2 of the Plan, the individuals eligible to receive Awards under the Plan shall consist of such key employees or service providers of the Affiliated Companies (including any such individuals who are also Trustees, but expressly excluding any such individuals who are non-employee Trustees) as each Committee, acting in accordance with its respective powers under Section 3.1, shall select from time to time. In exercising its discretionary authority to grant Awards to any individual, each Committee shall make its determination based upon the contribution that such individual performing services on behalf of a particular Affiliated Company has made or is expected to make to the growth and success of such respective Affiliated Company. With respect to services performed for the REIT, employees and service providers of the REIT are eligible only for Share Options or Share Awards (including related DERs). With respect to services performed for the Partnership or the Management Company, employees and service providers of the Partnership or the Management Company are eligible only for Unit Options or Unit Awards (including related
DERs).

           5.2.  Non-employee Trustees.  Each Non-employee Trustee shall
                 ---------------------
be granted Share Options in accordance with the formula award provisions of
Section 6.2 and Share Awards in accordance with Section 8.2.

                                       ARTICLE 6.

                          TERMS AND CONDITIONS OF OPTIONS

           6.1.  Discretionary Grants of Options to Employees and Service
                 --------------------------------------------------------
Providers. Subject to the provisions and limitations of the Plan, each
-----------
Committee shall determine the number of Shares or Units, as applicable, that may be purchased under each Option granted by it, the exercise price for the Shares or Units underlying each Option and the schedule for exercisability of each Option. Unless determined otherwise by the applicable Committee, each Option granted under the Plan on or after the Effective Date shall be granted with a DER as described in Section 7.2, subject to such additional conditions and limitations as the Committee may determine. Subject to the adjustment provisions of Section 4.4, the maximum number of Shares and Units subject to Options that may be granted under the Plan to any one individual in any calendar year shall not exceed 500,000 Shares or 500,000 Units, or any combination of the foregoing.

           6.2.  Formula Awards of Options to Non-employee Trustees.  At
                 --------------------------------------------------
the time of his initial election or appointment as a Trustee, each Non-employee Trustee shall automatically receive an Option for 3,000 Shares, which Option shall become exercisable one year after the date of grant, provided the Non-employee Trustee remains in continuous service as a Non-employee Trustee until such one-year anniversary of the date of grant. Thereafter, at the closing of each annual meeting of the REIT's shareholders, each Non-employee Trustee who has been reelected or who is continuing as a Trustee as of the adjournment of the annual meeting shall automatically receive an Option for an additional 3,000 Shares, which Option shall be immediately exercisable. To the extent Options granted under sections of the Plan other than this Section 6.2 are adjusted pursuant to Section 4.4, Options under this Section 6.2 shall automatically be adjusted in the same manner. All Options granted under this Section 6.2 shall provide for an exercise price per Share equal to the Fair Market Value of a Share as of the date of grant (or par value, if greater). Each Option granted under this Section 6.2 shall be awarded with a DER, as described in Section 7.2.

           6.3.  Option Agreements.  The terms of each Option shall be set
                 -----------------
forth in a written agreement (the "Option Agreement"), signed by the Participant and the Employer, in such form and containing such terms and conditions as are required under the Plan or that the Committee granting such Option (the REIT Committee, in the case of Options awarded under Section 6.2) may in its discretion consider appropriate and which are not inconsistent with the provisions of the Plan. In the event that any provision of an Option Agreement shall conflict with any provisions of the Plan as in effect on the date of grant of such Option, the provisions of the Plan as in effect on the date of grant of the Option shall control.

           6.4.  Exercise Price.  The exercise price for each Share
                 --------------
purchasable under any Option granted to a Non-employee Trustee is set forth in
Section 6.2. The exercise price for each Share purchasable under any other Share Option granted under the Plan shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Share Option (or par value, if greater). The exercise price for each Unit purchasable under any Unit Option granted under the Plan shall not be less than 100% of the Fair Market Value of a Unit on the date of grant of the Unit Option. An Option granted under Section
6.1 of the Plan shall be considered granted on the date the applicable Committee acts to grant the Option or such later date as it shall specify.

           6.5.   Fair Market Value.  The "Fair Market Value" of a Share
                  -----------------
or Unit shall be determined as follows:

           (a) If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the Fair Market Value of a Share is the average of the high and low price of the Shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), traded in the over-the counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. In all other cases, Fair Market Value for purposes of the Plan shall be determined by the REIT Committee in its sole discretion using appropriate criteria.

           (b) As of any date the Fair Market Value of a Unit shall equal the Fair Market Value of a Share on such date.

           6.6.  Option Period.  All rights to purchase Shares or Units
                 -------------
pursuant to any Option granted under the Plan shall cease as of the Option's Expiration Date.

           (a) The "Expiration Date" with respect to any Option granted pursuant to Section 6.1, or any portion thereof, means the date established by the granting Committee at the time of the grant (subject to any earlier termination by such Committee), but in no event later than the date which is ten years after the date on which the Option is granted. Except as provided otherwise by the granting Committee, if the employment of a Participant who is an employee of any of the Affiliated Companies terminates for any reason, his Options shall terminate and may not be exercised after the earliest to occur of
(i) twelve months after termination of the Participant's employment by reason of his death or becoming disabled (within the meaning of Section 22(e)(3) of the Code), (ii) three months after his termination for any other reason or (iii) the Option's Expiration Date.

           (b) The "Expiration Date" with respect to any Option granted to Non-employee Trustees pursuant to Section 6.2, or any portion thereof, means the date which is ten years after the date on which the Option is granted. If the Participant ceases to be a Trustee for any reason, his Options shall terminate and may not be exercised after the earliest to occur of (i) twelve months after his trusteeship is terminated for any reason other than death,
(ii) twelve months after his death or (iii) the option's Expiration Date.

           6.7.  Exercise of Options.
                 -------------------
           (a) Options granted under the Plan shall be exercised by the Participant (or by his executors, administrators, guardian or legal representative) as to all or any portion of the Shares or Units then exercisable under such Option, by giving the written notice described in paragraph (i) below to the Committee administering such Option (the REIT Committee, in the case of Options awarded under Section 6.2) or its designee on or before the date such portion of the Option becomes unexercisable under the Plan or the terms of the applicable Option Agreement, and by making payment as provided in paragraph (ii) below within 3 business days after delivery of the notice:

                 (i) A written notice of exercise, in a form complying with any rules the applicable Committee may issue, that is signed by the Participant and that specifies the number of Shares or Units to be purchased; and

                 (ii) Payment to the Employer of the full purchase price for the Shares or Units being purchased made in cash, by wire transfer or by bank check.

In no event may any Option be exercised for a fraction of a Share or Unit.

           (b) With respect to the exercise of any Share Option, the REIT Committee shall provide the REIT a copy of the notice described in Section 6.7(a)(i) as soon as practicable after it is received. The REIT shall cause delivery of the Shares purchased pursuant to the portion of the Share Option that is exercised as soon as practicable after payment is received therefor (including applicable withholding), and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the REIT.

           (c) With respect to the exercise of any Unit Option subject to an Option Agreement executed by the Partnership as Employer, the REIT Committee shall provide the Partnership a copy of the notice described in Section 6.7(a)(i) as soon as practicable after it is received. The Partnership shall deliver the Units purchased pursuant to the portion of the Unit Option that is exercised as soon as practicable after payment is received therefor (including applicable withholding) by the Partnership from the Participant.

           (d) With respect to the exercise of any Unit Option subject to an Option Agreement executed by the Management Company as Employer, the Committee receiving the notice described in Section 6.7(a)(i) shall provide the Employer a copy of such notice as soon as practicable after it is received.
The Employer shall deliver to the Partnership, no later than 5 business days after the date of exercise of the Unit Option, payment in cash equal to the Fair Market Value, on the date of exercise of the Unit Option, of the Units subject to the portion of the Option that is exercised. Upon receipt of such cash payment, the Partnership shall deliver to the Employer the Units for which payment is made, and the Employer shall deliver the Units to the Participant as soon as practicable after the Participant has made payment therefor (including applicable withholding) to the Employer.

           6.8.  No Rights of Owner Until Exercise and Issuance.  No
                 ----------------------------------------------
person exercising an Option shall have any of the rights of a shareholder of the REIT or a partner in the Partnership until the Shares or Units, as applicable, shall have been issued following the exercise of the Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of issuance.

           6.9.  Non-Transferability of Option.  No option shall be
                 -----------------------------
assignable or transferable by the Participant, other than by will or the laws of of descent and distribution. An Option may be exercised during the life of the Participant only by the Participant or his guardian or legal representative.


                                   ARTICLE 7.

                  DIVIDEND AND DISTRIBUTION EQUIVALENT RIGHTS

           7.1.  Dividend and Distribution Equivalent Rights.  A Dividend
                 -------------------------------------------
Equivalent Right with respect to a Share underlying a Share Option or Share Award shall entitle the Participant, with respect to each dividend payment date (with respect to Shares) related to a record date upon which such Share Option or Share Award was outstanding, to a payment or credit in an amount equal to all or a percentage of the dividends payable with respect to a Share, as determined by the Committee. A Distribution Equivalent Right with respect to a Unit underlying a Unit Option or Unit Award shall entitle the Participant, with respect to each distribution payment date (with respect to Units) related to a record date upon which such a Unit Option or Unit Award was outstanding, to a payment or credit in an amount equal to all or a percentage of the distribution payable with respect to a Unit, as determined by the Committee. The award of DERs under this Section 7.1 shall be subject to such conditions, limitations and restrictions as the applicable Committee shall determine.

           7.2.  Automatic Grant of DERs.  Unless determined otherwise by
                 -----------------------
the applicable Committee, each Share or Unit underlying an Option granted under the Plan on and after the Effective Date shall be awarded with a DER, subject to the following terms and conditions:

           (a) The DER shall entitle the holder to a credit equal to a percentage of the dividend or distribution paid to shareholders or unitholders, as applicable, with respect to any calendar year determined in accordance with the following schedule:

                                                           Percentage of
                                                           Dividends or
     Annual Total Shareholder                              Distributions
     Return for the REIT:                                  Credited:

     Less than 10%                                          0%
     At least 10%, but less than 12%                       25%
     At least 12%, but less than 15%                       50%
     At least 15%, but less than 18%                       75%
     18% or more                                          100%


           (b) The Annual Total Shareholder Return of the REIT with respect to any calendar year shall be determined by the REIT Committee as soon as practicable after the end of the calendar year, and each Share and Unit underlying an Option that is outstanding on the date such Annual Total Shareholder Return is determined, and was outstanding on the record date with respect to the applicable dividend or distribution payment during such calendar year, will receive a DER credit equal to the dividends or distributions, as applicable, payable on such dividend or distribution payment date during such calendar year multiplied by the applicable percentage.

           (c) The DER credits accumulated under this Section 7.2 with respect to any Share or Unit may only be used to pay a portion or all of the exercise price of the applicable Share or Unit Option and do not entitle the Participant to cash or any other form of payment.

           (d) In no event may a DER credit be used to pay any portion of the exercise price of an Option if the Fair Market Value of a Share or Unit on the date of exercise of the Option is less than the exercise price of the Option determined without regard to the DER credit.


                                     ARTICLE 8.

                          SHARE AWARDS AND UNIT AWARDS

           8.1.  Description of Awards.  Subject to the terms of this
                 ---------------------
Section 8.1, a Share Award or Unit Award under the Plan is a grant of Shares or Units to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the applicable Committee. Such onditions may relate to events (such as performance or continued employment) occurring before or after the date the Share Award or Unit Award is granted, or the date the Shares or Units are earned by, vested in or delivered to the Participant. If the vesting of Share Awards or Units Awards are subject to conditions occurring after the date of grant, the period beginning on the date of grant of such Award and ending on the vesting or forfeiture of such Award (as applicable) is referred to as the "Restricted Period". Share Awards and Unit Awards may provide for delivery of the Shares or Units, as applicable, at the time of grant or may provide for a deferred delivery date, including delivery at the end of the Restricted Period. The Committee, in its sole discretion, may provide with respect to a Unit Award that Conversion Rights be immediately exercised upon delivery of the Units.

           8.2.  Share Awards to Non-employee Trustees.  Subject to the
                 -------------------------------------
terms and conditions of the Plan, commencing with the calendar quarter ending June 30, 1997, as of the last day of each calendar quarter, a "Share Retainer" shall be paid to each Non-employee Trustee who was a Non-employee Trustee during such calendar quarter, which Share Retainer shall be payable in that number of Shares equal to $3,000 (or the quarterly retainer payable with respect to such calendar quarter, as specified by the Board from time to time) divided by the Fair Market Value of a Share as of the last day of the calendar quarter, pro rated in the case of an individual who did not serve as a Non-employee Trustee during the entire calendar quarter. Any fractional Share shall be rounded up to the nearest whole Share.

                                    ARTICLE 9.

                                GENERAL PROVISIONS

           9.1.  Amendment and Termination of the Plan.  The Board
                 -------------------------------------
of Trustees of the REIT may, at any time and in any manner, amend, suspend or terminate the Plan or any award outstanding under the Plan; provided, however, that no such amendment or discontinuance shall, without the approval of the shareholders of the REIT:

           (a) increase the number of Shares or Units that may be the subject of Awards under the Plan (except for automatic adjustments pursuant to Section 4.1 and other adjustments pursuant to Section 4.4);

           (b) increase the maximum permissible term of any Option specified by Section 6.6; or

           (c) be made to the extent shareholder approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Shares are listed or quoted.

Notwithstanding the foregoing, no amendment shall alter or impair the rights of Participants with respect to awards previously made under the Plan without the consent of the Participant (except for any amendment made to cause the Plan to qualify for an exemption provided by Rule 16b-3).

           9.2.  No Employment and Trustee Rights.  The Plan does not
                 --------------------------------
constitute a contract of employment or continued service, and participation in the Plan shall not confer upon any employee or other individual the right to be retained in the employ or service of any of the Affiliated Companies or the right to continue as a Trustee or director any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan or the terms of any grant made under the Plan.

           9.3.  Tax Withholding.  The Employer of a Participant shall
                 ---------------
notify the Participant of any income tax withholding requirements arising as a result of the exercise of an Option or grant of an Award. The Employer shall have the right to require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Employer shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations, including, but not limited to, withholding of Shares or Units sufficient to satisfy the Employer's tax withholding obligations.

           9.4.  Nature of Payments.  All Awards made pursuant to the Plan
                 ------------------
are in consideration of services performed for one or more of the Affiliated Companies. Any income or gain realized pursuant to an Award under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of any of the Affiliated Companies except as may be determined by the Board of Trustees or board of directors or similar governing authority, as applicable, of the employee benefit plan's sponsoring employer.

           9.5.  Severability.  If any provision of the Plan shall be held
                 ------------
unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the

Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

           9.6.  Governing Law.  The Plan and all determinations made and
                 -------------
actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Maryland and construed accordingly.

           9.7.  Headings.  Section headings are for convenience of
                 --------
reference only, and are not intended to narrow, limit or affect the meaning or interpretation of the Plan as set forth herein.

           9.8.  Limitation of Liability of Shareholders and Officers of the
                 -----------------------------------------------------------
REIT. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE REIT WHICH MAY ARISE AT
------
ANY TIME UNDER THIS PLAN OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE REIT'S ASSETS BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.